                                                                  [PIONEER LOGO]


Pioneer
Tax-Free
Income Fund



------------------------------
SEMIANNUAL REPORT 6/30/99
------------------------------

T a b l e  o f  C o n t e n t s
--------------------------------------------------------------------------------

Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    23

Notes to Financial Statements                                           29

Report of Independent Public Accountants                                33

Trustees, Officers and Service Providers                                34

The Pioneer Family of Mutual Funds                                      35

Programs and Services for Pioneer Shareowners                           36

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/99
--------------------------------------------------------------------------------


D e a r  S h a r e o w n e r ,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Tax-Free Income Fund, covering the six months ended June 30, 1999. On behalf of your investment team, I appreciate your confidence in the Fund and Pioneer. I would like to extend a special welcome to those shareowners who were formerly shareowners of Pioneer Intermediate Tax-Free Fund.

Interest rates rose throughout the first six months of 1999, as world economies stabilized and economic news in the United States remained positive, but no significant inflationary pressures surfaced. Daily speculation by the media and financial analysts on how long this environment will continue makes it easy for investors to forget that these conditions will not always exist and that there are risks inherent to investing.

It is quite tempting to abandon a balanced investment plan when the stock market shows returns over 20%, as it has for each of the past four years. But longer term, average annual returns of stocks as measured by the Standard & Poor's 500 Index are closer to 11%. That is why experts recommend that investors hold a mix of stocks and bonds, including tax-free investments like municipal bonds, to suit their long-term objectives and to seek to achieve balance. If you think your investment mix may be out of line, we encourage you to meet with your investment professional to discuss your asset allocation.

Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund holds a diverse portfolio of bonds from around the globe, including the United States. To receive a prospectus for our newest fund - which you should read carefully before you invest or send any money - or if you have questions regarding Pioneer Tax-Free Income Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.


Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/99
--------------------------------------------------------------------------------


P o r t f o l i o  Q u a l i t y
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Begin: Description of Pie Chart]

AAA 62%
AA 24%
A 13%
Short-Term Cash Equivalents 1%

[End: Description of Pie Chart]


P o r t f o l i o  M a t u r i t y
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[Begin: Description of Pie Chart]

0-2 Years 2%
2-5 Years 13%
5-7 Years 15%
7-10 Years 26%
10-20 Years 36%
20+ Years 8%

[End: Description of Pie Chart]

1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

--------------------------------------------------------------------------------
 1. South Carolina Public Service Authority Revenue,
    6.625%, Prerefunded, 7/1/02                                       2.57%
--------------------------------------------------------------------------------
 2. Metropolitan Pier & Exposition Authority Dedicated
    State Tax Revenue, 8.5%, 6/15/06                                  2.39
--------------------------------------------------------------------------------
 3. Hastings Electric System Revenue, 6.3%, 1/1/19                    1.88
--------------------------------------------------------------------------------
 4. Will County, Illinois Environmental Revenue, 6.4%, 4/1/26         1.83
--------------------------------------------------------------------------------
 5. District of Columbia Water & Sewer Authority, 5.5%, 10/1/23       1.57
--------------------------------------------------------------------------------
 6. South East Public Service Authority, 5.0%, 7/1/15                 1.51
--------------------------------------------------------------------------------
 7. Walled Lake School District General Obligation, Series I,
    5.5%, 5/1/22                                                      1.35
--------------------------------------------------------------------------------
 8. Oklahoma State Turnpike Authority Revenue, 6.125%, 1/1/20         1.33
--------------------------------------------------------------------------------
 9. Grand Island Sanitation Sewer Revenue, 6.0%, 4/1/14               1.23
--------------------------------------------------------------------------------
10. Chicago Board of Education, 5.75%, 12/1/27                        1.21



Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/99                                        CLASS A SHARES
--------------------------------------------------------------------------------


S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/99       12/31/98
                             $11.51        $12.02

Distributions per Share      Income        Short-Term        Long-Term
(12/31/98 - 6/30/99)         Dividends     Capital Gains     Capital Gains
                             $0.256             -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

-----------------------------------
Average Annual Total Returns
(As of June 30, 1999)
         Net Asset   Public Offering
Period     Value         Price*
10 Years   6.97%         6.48%
5 Years    6.22          5.25
1 Year     1.41         -3.12
-----------------------------------

*Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Begin: Description of Mountain Chart]

Growth of $10,000

       Pioneer Tax-Free Income Fund*   Lehman Brothers Municipal Bond Index
6/89    9550                           10000
       10107                           10682
6/91   10981                           11644
       12388                           13017
6/93   13933                           14573
       13857                           14598
6/95   14970                           15886
       15790                           16940
6/97   17025                           18342
       18473                           19929
6/99   18734                           20451

[End: Description of Mountain Chart]


The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/99                                        CLASS B SHARES
--------------------------------------------------------------------------------


S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                      6/30/99       12/31/98
                               $11.44        $11.93

Distributions per Share        Income        Short-Term        Long-Term
(12/31/98 - 6/30/99)           Dividends     Capital Gains     Capital Gains
                               $0.207             -                 -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

-----------------------------------
Average Annual Total Returns
(As of June 30, 1999)
                  If           If
Period           Held       Redeemed*
Life-of-Fund     5.14%        4.74%
(4/28/95)
1 Year           0.71        -3.07
-----------------------------------

*Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Begin: Description of Mountain Chart]

Growth of $10,000

       Pioneer Tax-Free Income Fund*   Lehman Brothers Municipal Bond Index
4/95   10000                           10000
6/95   10155                           10229
       10363                           10523
       10794                           10957
       10580                           10825
6/96   10616                           10908
       10858                           11158
       11080                           11443
       10993                           11416
6/97   11367                           11811
       11682                           12167
       11984                           12497
       12077                           12641
6/98   12243                           12832
       12652                           13227
       12634                           13307
       12639                           13406
6/99   12136                           13169

[End: Description of Mountain Chart]


The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/99                                        CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/99       12/31/98
                             $11.45        $11.94

Distributions per Share      Income        Short-Term        Long-Term
(12/31/98 - 6/30/99)         Dividends     Capital Gains     Capital Gains
                             $0.207               -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.


-----------------------------------
Average Annual Total Returns
(As of June 30, 1999)
                 If         If
Period          Held     Redeemed*
Life-of-Fund    3.86%     3.86%
(1/31/96)
1 Year          0.71      0.71
-----------------------------------

*Assumes reinvestment of distributions. The 1% contingent deferred sales charge
 (CDSC) applies to redemptions made within one year of purchase.

[Begin: Description of Mountain Chart]

Growth of $10,000

       Pioneer Tax-Free Income Fund*   Lehman Brothers Municipal Bond Index
1/96   10000                           10000
        9766                            9805
6/96    9791                            9880
       10006                           10107
12/96  10219                           10364
       10148                           10340
6/97   10493                           10697
       10792                           11020
12/97  11070                           11319
       11137                           11449
6/98   11300                           11623
       11667                           11980
12/98  11660                           12052
       11665                           12142
6/99   11379                           11928

[End: Description of Mountain Chart]

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

The first half of Pioneer Tax-Free Income Fund's fiscal year closed on June 30, 1999. Following is a discussion with your Fund's portfolio manager, Sherman B. Russ, detailing the investment environment and the strategies that affected your Fund's performance during the reporting period. With over 20 years of experience as an investment professional, Mr. Russ oversees the team responsible for the daily management of Pioneer Tax-Free Income Fund.


Q: Interest rates rose in the first half of 1999 - how did the Fund perform?

A: The Fund produced an attractive level of tax-free income, but lagged its peer group on a total return basis. The Fund's Class A shares provided a tax-free 30-day yield of 4.03% on June 30. That translated into an attractive taxable-equivalent yield of 6.67% for investors in the 39.6% maximum federal tax bracket. For the six months, Class A shares had a return of -2.16% at net asset value; Class B shares, -2.41% and Class C shares, -2.41%. In comparison, the average return of the 264 general municipal debt funds followed by Lipper, Inc. was -1.82%. (Lipper is an independent firm that tracks fund performance.) The performance difference between the Fund and its peer group primarily resulted from the Fund's high quality standards and our focus on bonds in the 5-to-10 year maturity range. Unfortunately, high quality bonds in this maturity range experienced the largest price declines as interest rates changed. Also, bonds rated lower than "A", the Fund's minimum quality, outperformed their higher-quality counterparts. (Ratings apply to underlying securities, not Fund shares.)

Q: How did the economy's strength affect municipal bonds?

A: It was a double-edged sword. On the positive side, the country's economic vigor provided a steady stream of tax revenues, which strengthened municipal balance sheets and enabled state and local governments to improve infrastructures. The trade-off to such healthy economic growth, however, was a situation that seemed unlikely only six months earlier - that the economy could overheat,

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   rekindle inflation and trigger a series of interest rate hikes. Investors monitored ongoing reports of strong labor and housing markets, rising stock prices and high levels of consumer spending and consumer confidence - and determined that the economy's strength could continue and inflationary pressures could build. Reflecting their concerns, investors pushed interest rates higher and bond prices lower. As the country's watchdog against inflation, the Federal Reserve raised interest rates in June 1999 by 0.25 percentage points. With the increase, however, came an announcement that after the June action, the Fed's bias would be adjusted to "neutral," suggesting that it does not see a need to raise rates in the near future.

   The yield of the 30-year U.S. Treasury rose from 5.09% on December 31, 1998 to 5.97% on June 30, 1999. While all fixed-income investments were negatively affected by rising interest rates, some sectors had greater price declines than others. For example, shorter-term municipal bond prices experienced greater losses than their longer-term counterparts. Shorter-term municipal bonds tend to trade more in tandem with the U.S. Treasury market, while the performance of longer-term municipal bonds was tied more to the strong credit conditions in the tax-exempt market.

Q: What strategies do you use to manage the Fund?

A: We emphasize income and total return, while seeking to manage risk conservatively. In addition, with the sale of all of Pioneer Intermediate Tax-Free Fund's assets to the Fund on March 31, we consolidated positions to improve liquidity and management efficiency.

   The similar investments and management styles of the two funds made the consolidation easy; and we made changes thoughtfully and conservatively. We sold some smaller portfolio positions and directed the money to building existing holdings. We also emphasized bonds that were issued from larger-sized offerings. The combination of bigger positions in existing holdings and investing in larger

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99                              (continued)
--------------------------------------------------------------------------------


   bond offerings increased the portfolio's liquidity. Further, as interest rates rose, we sold older, lower-yielding bonds and replaced them with higher-yielding counterparts, which boosted the Fund's income stream. To further enhance the Fund's income and total return potential, we emphasized bonds with maturities longer than 15 years.

   Over the period, the Fund remained heavily weighted in bonds with intermediate term maturities - those in the 5-to-15 year range. Also, in accordance with the Fund's high investment standards, we maintained a heavy weighting in "AAA" rated bonds.

Q: What is your outlook for municipal bonds, as we move into the last half of the year?

A: We recognize some challenges facing investors, but remain optimistic about opportunities in the tax-exempt sector. There are many signs that the economy could begin to slow in the second half of the year, and we expect inflation to remain low. Slower but stable growth with low inflation would continue to benefit municipalities from a credit standpoint. Also, we anticipate a steady, but not overwhelming, supply of new bonds, with sound demand to bolster prices. In fact, the "wealth effect" from rising stock prices and recent economic strength has encouraged many tax sensitive investors to buy municipal bonds. We believe this will remain a positive influence for the tax-exempt market in the coming months. In this environment, we intend to focus on adjusting the Fund's maturity structure and seeking opportunities for greater total return - perhaps increasing investment in bonds with longer maturities and/or bonds rated "AA" or "A".

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            TAX-EXEMPT OBLIGATIONS - 99.1%
                            Alabama - 0.2%
$ 1,000,000     AAA/Aaa     Jefferson County Alabama Sewer Revenue,
                             5.0%, 2/1/33                                 $    917,320
                                                                          ------------
                            Arizona - 3.4%
  1,000,000     AA/Aa       Arizona State Transportation Board Highway
                             Revenue, 6.0%, 7/1/08                        $  1,080,810
  1,500,000     AAA/Aaa     Kyrene School District, 6.0%, 7/1/14             1,573,095
  2,765,000     AAA/Aaa     Maricopa County Revenue, 5.5%, 1/1/18            2,872,835
  1,000,000     AAA/Aaa     Maricopa County School District,
                             7.0%, 7/1/07                                    1,132,890
  1,000,000     AAA/Aaa     Maricopa County School District,
                             7.0%, 7/1/08                                    1,132,250
  1,000,000     AA-/Aa3     Phoenix Civic Improvement Corporation
                             Water System Revenue, 6.5%, 7/1/06              1,100,720
  1,000,000     AA/Aa2      Salt River Project Agricultural Improvement
                             and Power District Revenue, 5.75%, 1/1/07       1,059,910
  1,000,000     AAA/Aaa     Sedona Arizona Wastewater Municipal
                             Property Corporate Excise Tax Revenue,
                             5.375%, 7/1/14                                  1,001,060
  2,200,000     AAA/Aaa     Tempe School District, 7.0%, 7/1/08              2,526,172
  1,000,000     AA/Aa3      Tucson Arizona General Obligation,
                             5.375%, 7/1/21                                  1,008,380
                                                                          ------------
                                                                          $ 14,488,122
                                                                          ------------
                            California - 0.5%
  1,000,000     A+/Aa3      California State General Obligation,
                             6.0%, 9/1/09                                 $  1,094,750
  1,000,000     AAA/Aaa     California State General Obligation,
                             4.625%, 4/1/14                                    937,280
                                                                          ------------
                                                                          $  2,032,030
                                                                          ------------
                            Colorado - 3.9%
    500,000     NR/Aa2      Colorado Housing Finance Authority,
                             Series A-3, 7.0%, 11/1/16                    $    552,700
    625,000     NR/Aa2      Colorado Housing Finance Authority,
                             Series C-2, 7.45%, 6/1/17+                        664,031
  3,060,000     NR/Aa2      Colorado Housing Finance Authority,
                             Series A-1, 7.4%, 11/1/27                       3,418,938
  1,500,000     NR/Aa2      Colorado Housing Finance Authority,
                             Series B-2, 7.45%, 11/1/27                      1,667,865
    500,000     NR/Aa2      Colorado Housing Finance Authority,
                             Series A-3, 7.55%, 11/1/27                        559,415

The accompanying notes are an integral part of these financial statements.     9

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                      (continued)
--------------------------------------------------------------------------------


                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Colorado - (continued)
$ 1,000,000     AAA/Aaa     Denver Colorado City & County Airport
                             Revenue, 5.7%, 11/15/25                      $  1,016,560
  1,000,000     AAA/Aaa     Denver Colorado City & County General
                             Obligation, 5.0%, 8/1/07                        1,014,570
  3,500,000     AAA/Aaa     Denver Colorado City & County School
                             District No. 1, 5.25%, 12/1/17                  3,463,180
  3,575,000     AAA/Aaa     Douglas County School District Region 1,
                             7.0%, 12/15/13                                  4,243,418
                                                                          ------------
                                                                          $ 16,600,677
                                                                          ------------
                            Connecticut - 1.3%
  1,000,000     AA/Aa3      Connecticut State General Obligation,
                             6.0%, 10/1/04                                $  1,075,690
  3,200,000     AA/Aa3      Connecticut State General Obligation,
                             6.0%, 3/15/12                                   3,485,440
  1,000,000     AAA/Aaa     Connecticut State Special Tax Obligation,
                             5.25%, 10/1/09                                  1,029,490
                                                                          ------------
                                                                          $  5,590,620
                                                                          ------------
                            Delaware - 0.6%
  1,000,000     AA/A1       Delaware Transportation Authority System
                             Revenue, 5.2%, 7/1/01                        $  1,020,940
  1,515,000     NR/Aa3      State of Delaware Housing Authority
                             Revenue, 6.45%, 7/1/13+                         1,595,022
                                                                          ------------
                                                                          $  2,615,962
                                                                          ------------
                            District of Columbia - 1.6%
  6,550,000     AAA/Aaa     District of Columbia Water & Sewer
                             Authority, 5.5%, 10/1/23                     $  6,637,377
                                                                          ------------
                            Florida - 2.7%
  1,275,000     A/NR        Clearwater Housing Authority,
                             5.4%, 5/1/13                                 $  1,293,551
  1,000,000     AA/Aa3      Gainesville Florida Utilities Revenue,
                             5.75%, 10/1/06                                  1,068,250
  4,370,000     AAA/Aaa     Hillsborough County Revenue,
                             5.5%, 7/1/14                                    4,510,015
    770,000     NR/Aaa      Manatee County Housing Revenue,
                             7.2%, 5/1/28                                      860,999
  1,500,000     NR/Aaa      Martin County Florida Utilities Revenue,
                             5.0%, 10/1/18                                   1,442,490
  1,025,000     AAA/Aaa     Northern Palm Beach, 4.8%, 8/1/12                  993,953
  1,250,000     AAA/Aaa     Northern Palm Beach, 4.9%, 8/1/13                1,218,912
                                                                          ------------
                                                                          $ 11,388,170
                                                                          ------------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Georgia - 0.9%
$ 1,000,000     AA/Aa3      Clayton County Water & Sewer Authority
                             Revenue, 5.0%, 5/1/12                        $    992,740
  1,000,000     AA/Aa3      Clayton County Water & Sewer Authority
                             Revenue, 5.1%, 5/1/14                             987,820
  1,000,000     AA/AAa1     Georgia Private Colleges & Universities
                             Revenue, 5.5%, 11/1/05                          1,048,350
  1,000,000     AAA/Aaa     Georgia State Tollway Authority Revenue,
                             5.0%, 7/1/10                                    1,003,360
                                                                          ------------
                                                                          $  4,032,270
                                                                          ------------
                            Idaho - 0.2%
    750,000     AAA/Aaa     ADA & Canyon Counties Idaho Joint School
                             District #2, 4.75%, 7/30/15                  $    708,023
                                                                          ------------

                            Illinois - 10.4%
  5,000,000     AAA/Aaa     Chicago Board of Education, 5.75%, 12/1/27    $  5,089,950
  1,750,000     NR/Aaa      Chicago Family Mortgage,  6.45%, 9/1/29          1,890,613
  1,500,000     AAA/Aaa     Chicago Lakefront Millennium Parking
                             Facilities, 5.125%, 1/1/28                      1,413,345
  3,830,000     AAA/Aaa     Chicago Illinois Board of Education School
                             Reform Board, 5.25%, 12/1/17                    3,798,594
  1,500,000     AAA/NR      Chicago Illinois Single Family Mortgage,
                             6.3%, 9/1/29                                    1,609,080
  1,000,000     AA/Aa2      Illinois Educational Facilities Authority,
                             Northwestern University Revenue,
                             5.5%, 12/1/13                                   1,027,140
  1,145,000     A+/A1       Illinois Housing Development Authority
                             Revenue Multi-Family Housing, 7.0%,
                             Prerefunded, 7/1/21 *                           1,394,049
  4,015,000     A+/Aaa      Illinois Metropolitan Pier & Exposition
                             Authority State Tax Revenue,
                             6.5%, 6/15/27+                                  4,391,888
  5,000,000     AAA/Aaa     Illinois State General Obligation,
                             5.75%, 5/1/21                                   5,089,650
  1,000,000     AAA/Aaa     Illinois State Sales Tax Revenue,
                             5.25%, 6/15/10                                  1,013,290
  8,355,000     AA-/A1      Metropolitan Pier & Exposition Authority
                             Dedicated State Tax Revenue,
                             8.5%, 6/15/06                                  10,077,300
  7,185,000     AA/Aa2      Will County, Illinois Environmental
                             Revenue, 6.4%, 4/1/26                           7,728,976
                                                                          ------------
                                                                          $ 44,523,875
                                                                          ------------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                      (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Indiana - 4.6%
$ 1,000,000     AAA/Aaa     Goshen Multi-School Building Corp.,
                             5.6%, Prerefunded, 7/15/07**                 $  1,022,600
    750,000     AAA/NR      Indiana Bond Bank State Revolving
                             Fund, 6.75%, 2/1/17                               826,943
  3,500,000     AA/Aa3      Indiana Health Facilities Authority,
                             5.5%, 2/15/16                                   3,458,490
    995,000     NR/Aaa      Indiana State Housing Finance Authority,
                             Single Family Mortgage Revenue,
                             5.95%, 7/1/13                                     995,070
  1,000,000     AAA/Aaa     Indiana University Revenue,
                             5.8%, 11/15/10                                  1,063,340
  1,400,000     AA/NR       Indianapolis Local Public Improvement
                             Board Revenue, 6.75%, 2/1/14                    1,596,672
  1,000,000     A+/A        Lawrence Township Metropolitan School
                             District Revenue, 6.75%, 7/5/13                 1,144,140
  2,300,000     A/NR        Mishawaka School District,
                             5.625%, 1/15/23                                 2,300,828
  3,200,000     AA-/AA2     Petersburg Indiana Pollution and Control
                             Revenue, 5.4%, 8/1/17                           3,207,168
  1,000,000     AA/Aa2      Purdue University Revenue,
                             5.75%, 7/1/04                                   1,048,600
  2,740,000     AAA/Aaa     Sarah Scott Middle School Revenue,
                             5.75%, 1/15/19                                  2,802,499
                                                                          ------------
                                                                          $ 19,466,350
                                                                          ------------
                            Iowa - 0.2%
  1,000,000     AAA/Aaa     Iowa Finance Authority Revenue
                             Correctional Facility Program,
                             5.55%, 6/15/10                               $  1,039,700
                                                                          ------------
                            Kansas - 1.1%
  1,500,000     AA+/Aa2     Kansas State Department of Transportation
                             Highway Revenue, 6.125%, 9/1/09              $  1,641,885
  1,600,000     AA-/A       Kansas State Development Financial
                             Authority Revocable, 4.75%, 4/1/18              1,439,776
  1,045,000     AAA/Aaa     Sedgwick County Kansas School
                             District #267, 5.25%, 11/1/12                   1,057,937
    500,000     AAA/NR      Wellington Electric, 5.2%, 5/1/23                  487,300
                                                                          ------------
                                                                          $  4,626,898
                                                                          ------------
                            Kentucky - 1.0%
  1,095,000     AAA/Aaa     Kenton County Water District #1,
                             5.8%, 2/1/15                                 $  1,153,210


12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Kentucky - (continued)
$ 2,010,000     AAA/Aaa     Kenton County Water District #1,
                             5.875%, 2/1/19                               $  2,088,129
  1,000,000     AAA/Aaa     Kentucky State Turnpike Authority,
                             Economic Development Revenue,
                             5.25%, 7/1/05                                   1,035,880
                                                                          ------------
                                                                          $  4,277,219
                                                                          ------------
                            Louisiana - 0.8%
  3,000,000     AAA/Aaa     New Orleans Home Mortgage Authority,
                             6.25%, 1/15/11+                              $  3,274,740
                                                                          ------------
                            Maine - 0.2%
  1,000,000     AAA/Aaa     Maine State Turnpike Authority
                             Revenue, 6.0%, 7/1/05                        $  1,070,550
                                                                          ------------
                            Maryland - 0.5%
  1,060,000     AAA/Aaa     Baltimore City Parking System Revenue,
                             5.25%, 7/1/17                                $  1,062,449
  1,200,000     AA+/Aa3     University of Maryland System Auxiliary
                             Facility and Tuition Revenue, 5.4%, 4/1/06      1,251,420
                                                                          ------------
                                                                          $  2,313,869
                                                                          ------------
                            Massachusetts - 4.9%
  1,165,000     AAA/Aaa     Massachusetts Housing Finance Agency,
                             5.95%, 7/1/18+                               $  1,212,136
  3,000,000     AAA/Aaa     Massachusetts State General Obligation,
                             6.5%, 11/1/07+                                  3,311,250
  2,000,000     AAA/Aaa     Massachusetts State General Obligation,
                             5.75%, 8/1/10                                   2,126,380
  3,390,000     NR/Aaa      Massachusetts State Turnpike Authority
                             Revenue, 5.0%, 1/1/20+                          3,288,503
  1,000,000     AAA/Aaa     Massachusetts Water Pollution
                             Abatement Trust Sewer Revenue,
                             6.0%, 2/1/07                                    1,074,840
  1,750,000     AAA/Aaa     Plymouth County Massachusetts
                             Correctional Facility, 5.0%, 4/1/22             1,643,530
  2,000,000     AAA/Aaa     South Essex Massachusetts Sewer
                             District, Series B, 5.25%, 6/15/18              1,966,960
  1,325,000     AAA/Aaa     Worcester General Obligation,
                             6.15%, 5/1/09+                                  1,453,591
  1,440,000     AAA/Aaa     Worcester General Obligation,
                             6.2%, 5/1/10+                                   1,583,410


The accompanying notes are an integral part of these financial statements.    13

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                      (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Massachusetts - (continued)
$ 1,460,000     AAA/Aaa     Worcester General Obligation,
                             6.25%, 5/1/11+                               $  1,609,110
  1,450,000     AAA/Aaa     Worcester General Obligation,
                             6.3%, 5/1/12+                                   1,601,757
                                                                          ------------
                                                                          $ 20,871,467
                                                                          ------------
                            Michigan - 3.4%
  1,000,000     AAA/Aaa     Detroit Michigan Water Supply Revenue,
                             5.75%, 7/1/11                                $  1,054,140
  1,250,000     AA/Aa2      Forest Hills Michigan Public Schools,
                             5.0%, 5/1/13                                    1,230,313
  1,455,000     AAA/Aaa     Grand Rapids Community College,
                             5.375%, 5/1/16                                  1,457,415
  2,175,000     AAA/Aaa     Holly Michigan Area School District,
                             5.625%, 5/1/15+                                 2,309,089
  2,500,000     AA+/Aa1     Michigan Municipal Bond Authority,
                             5.625%, 10/1/19                                 2,571,950
  5,715,000     AAA/Aaa     Walled Lake School District General
                             Obligation, Series I, 5.5%, 5/1/22              5,714,543
                                                                          ------------
                                                                          $ 14,337,450
                                                                          ------------
                            Minnesota - 1.4%
    750,000     NR/A2       Minnesota State Higher Education Facilities
                             Authority Revenue, 5.625%, 10/1/16           $    765,353
  1,805,000     AA+/Aa2     Minnesota State Housing Finance
                             Agency, Series H, 6.55%, 7/1/11+                1,906,441
    990,000     AA/Aa2      Minnesota State Housing Finance
                             Agency, 6.9%, 8/1/12                            1,046,034
  1,000,000     AA/Aa2      Minnesota University, 5.75%, 7/1/10              1,058,540
  1,000,000     AA/Aa2      Minnesota University, 5.75%, 7/1/18              1,058,420
                                                                          ------------
                                                                          $  5,834,788
                                                                          ------------
                            Missouri - 3.2%
  1,000,000     AAA/Aaa     Bi State Development Agency Missouri &
                             Illinois Metropolitan Districts,
                             5.0%, 7/1/18                                 $    949,420
  1,000,000     AAA/Aaa     Kansas City, Missouri Water Revenue,
                             5.0%, 12/1/08                                   1,007,430
  1,010,000     AA/NR       Lexington School District Revenue,
                             5.55%, 3/1/17                                   1,031,402
  2,100,000     AAA/Aaa     Missouri Environmental Improvement
                             and Energy Resources Authority,
                             6.05%, 7/1/16                                   2,206,155
    980,000     AAA/NR      Missouri Housing Development, Series B-2,
                             6.4%, 3/1/29+                                   1,057,018


14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Missouri - (continued)
$ 5,000,000     NR/Aaa      Northwest Missouri University,
                             4.7%, 6/1/18                                 $  4,542,900
  2,500,000     AAA/Aaa     Poplar Bluff School District,
                             5.8%, 3/1/11                                    2,610,500
                                                                          ------------
                                                                          $ 13,404,825
                                                                          ------------
                            Montana - 0.7%
  1,000,000     A2/NR       Montana State Higher Education Assistance
                             Corp. Student Loan Revenue,
                             5.5%, 12/1/31                                $    974,860
  2,200,000     AAA/Aaa     University of Montana Revenue, Series C,
                             5.375%, 11/15/21                                2,189,924
                                                                          ------------
                                                                          $  3,164,784
                                                                          ------------
                            Nebraska - 4.5%
  2,350,000     AAA/NR      Douglas County Hospital Authority
                             Revenue, 5.1%, 9/1/11                        $  2,328,827
    750,000     AAA/NR      Douglas County Hospital Authority
                             Revenue, 5.125%, 9/1/17                           716,228
  5,000,000     NR/A        Grand Island Sanitation Sewer
                             Revenue, 6.0%, 4/1/14                           5,207,800
  7,500,000     A/A         Hastings Electric System Revenue,
                             6.3%, 1/1/19                                    7,943,400
  1,325,000     AAA/Aaa     Municipal Energy Agency of Nebraska
                             Revenue, 6.0%, 4/1/08                           1,414,014
  1,460,000     AA/Aa1      Omaha Tax Allocation, 5.25%, 11/15/17            1,432,916
                                                                          ------------
                                                                          $ 19,043,185
                                                                          ------------
                            Nevada - 0.0%
     45,000     AA/Aa2      Nevada Housing Division Single Family
                             Program Revenue, 8.0%, 4/1/09                $     45,158
                                                                          ------------
                            New Hampshire - 0.2%
  1,000,000     AAA/NR      New Hampshire Higher Educational &
                             Health Facilities, 5.0%, 6/1/28              $    936,200
                                                                          ------------
                            New Jersey - 0.3%
  1,000,000     AAA/Aaa     New Jersey Sales Tax General Obligation,
                             5.8%, 2/15/07                                $  1,068,430
                                                                          ------------
                            New Mexico - 2.5%
  2,600,000     AA/Aa3      Bernalillo County Gross Receipts
                             Tax Revenue, 5.75%, 4/1/21+                  $  2,754,648
  2,000,000     NR/Aaa      Dona Ana County Revenue, 5.5%,  6/1/14           2,061,640


The accompanying notes are an integral part of these financial statements.    15

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                      (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            New Mexico - (continued)
$ 1,510,000     AA/Aa1      New Mexico Mortgage Finance Authority,
                             6.85%, 7/1/12+                               $  1,585,802
  1,000,000     AA/Aa3      Rio Rancho New Mexico Water &
                             Wastewater System Revenue,
                             4.75%, 5/15/16                                    925,420
  2,000,000     AAA/Aaa     Santa Fe Gross Receipts, 5.75%, 6/1/21           2,046,080
  1,200,000     AAA/Aaa     University of New Mexico Revenue,
                             6.55%, 8/15/25                                  1,332,252
                                                                          ------------
                                                                          $ 10,705,842
                                                                          ------------
                            New York - 0.7%
  1,000,000     AAA/Aaa     Long Island Power Authority New York
                             Electric System Revenue, 5.5%, 12/1/10       $  1,032,510
  2,350,000     AA/Aa       New York City Transitional Financial
                             Authority Revenue, 4.75%, 11/15/18              2,146,631
                                                                          ------------
                                                                          $  3,179,141
                                                                          ------------
                            North Carolina - 1.2%
  1,510,000     AAA/Aaa     Appalachian State University Revenue,
                             5.0%, 5/15/12                                $  1,497,195
  1,250,000     AA/Aa1      Charlotte Law Enforcement Project,
                             6.1%, 12/1/15                                   1,337,338
    970,000     AA/Aa3      Charlotte-Mecklenburg Hospital Authority
                             Revenue, 6.25%, 1/1/20                          1,019,557
  1,000,000     AAA/Aaa     Franklin County Certificate Participation,
                             6.625%, 6/1/14                                  1,108,860
                                                                          ------------
                                                                          $  4,962,950
                                                                          ------------
                            North Dakota - 1.1%
  2,000,000     AAA/Aaa     Grand Forks Health Care Systems,
                             5.6%, 8/15/17                                $  2,014,600
  1,660,000     NR/Aa3      North Dakota State Housing Finance
                             Agency Revenue, 5.8%, 7/1/18+                   1,707,327
  1,000,000     AAA/Aaa     State Water Community Revenue,
                             5.75%, 7/1/27                                   1,016,650
                                                                          ------------
                                                                          $  4,738,577
                                                                          ------------
                            Ohio - 0.9%
  1,050,000     AAA/Aaa     Bedford, Ohio County School District,
                             6.25%, 12/1/13                               $  1,121,043
    500,000     AA-/Aa3     Ohio State Building Authority Revenue,
                             6.0%, 10/1/08                                     538,935
  1,000,000     AAA/Aaa     Ohio State Turnpike Commision Revenue,
                             5.5%, 2/15/16                                   1,031,930


16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Ohio - (continued)
$ 1,000,000     AAA/Aaa     Ohio State Water Development Authority
                             Revenue, 6.0%, 12/1/06                       $  1,078,650
                                                                          ------------
                                                                          $  3,770,558
                                                                          ------------
                            Oklahoma - 3.5%
  1,500,000     A-/A2       Grand River Dam Authority Revenue,
                             5.75%, 6/1/06                                $  1,583,895
  2,520,000     AAA/Aaa     Grand River Dam Authority Revenue,
                             6.25%, 6/1/11                                   2,783,466
  4,700,000     AAA/Aaa     McGee Creek Authority Water Revenue,
                             6.0%, 1/1/23                                    5,066,788
  5,300,000     A+/A1       Oklahoma State Turnpike Authority Revenue,
                             6.125%, 1/1/20                                  5,618,265
                                                                          ------------
                                                                          $ 15,052,414
                                                                          ------------
                            Oregon - 0.7%
  2,860,000     A/Aaa       Washington County Unified Sewer Agency
                             Revenue, 6.2%, Prerefunded, 10/1/04*         $  3,093,290
                                                                          ------------
                            Pennsylvania - 4.7%
  2,750,000     AAA/Aaa     Allegheny County Sanitary Authority
                             Revenue, 5.375%, 12/1/24                     $  2,706,798
  4,190,000     AAA/NR      Butler Area School, 4.75%,  10/1/22              3,785,204
  2,375,000     AAA/Aaa     Cambria County General Obligation,
                             5.5%, 8/15/16                                   2,398,703
  1,300,000     AAA/Aaa     Lycoming County General Obligation,
                             5.8%, 11/15/22+                                 1,394,263
  1,000,000     AAA/Aaa     New Kensington School District,
                             5.5%, 5/15/17+                                  1,049,410
  1,300,000     AAA/Aaa     Pennsylvania State Higher Education,
                             4.5%, 7/15/16                                   1,164,007
  1,650,000     AAA/Aaa     Tyrone Pennsylvania Area School District,
                             4.85%, 9/15/14                                  1,569,035
  2,000,000     A/NR        Vancouver Washington Housing Authority
                             Revenue, 5.5%, 3/1/28                           1,979,900
  2,095,000     AAA/Aaa     Wallenpaupack Area School District,
                             5.25%, 11/15/13                                 2,166,983
  2,000,000     AAA/NR      Wallingford-Swarthmore General Obligation,
                             5.25%, 5/15/17                                  1,974,780
                                                                          ------------
                                                                          $ 20,189,083
                                                                          ------------
                            Rhode Island - 0.2%
    890,000     AA+/Aa      Rhode Island Housing & Mortgage
                             Finance, 6.75%, 10/1/17                      $    939,119
                                                                          ------------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                      (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            South Carolina - 4.6%
$ 1,790,000     AAA/Aaa     Beaufort Water & Sewer Revenue,
                             6.5%, 3/1/13                                 $  1,906,547
  1,000,000     AA/Aa3      Columbia Waterworks & Sewer System
                             Revenue, 5.5%, 2/1/09                           1,043,080
  2,400,000     A/A1        Fairfield County Pollution Control,
                             6.5%, 9/1/14                                    2,579,640
  1,000,000     AA/Aa1      Greenville Waterworks Revenue,
                             6.0%, 2/1/08                                    1,078,470
  1,250,000     AAA/Aaa     South Carolina Grand Strand Water &
                             Sewer Authority, 6.375%, 6/1/12                 1,400,663
 10,000,000     AAA/Aaa     South Carolina Public Service Authority
                             Revenue, 6.625%, Prerefunded, 7/1/02*          10,848,100
    750,000     NR/Aa2      South Carolina State Housing Finance
                             & Development Authority Revenue,
                             6.2%, 7/1/09                                      781,057
                                                                          ------------
                                                                          $ 19,637,557
                                                                          ------------
                            South Dakota - 0.6%
  1,235,000     NR/Aa3      South Dakota Conservancy District
                             Revenue, 5.625%, 8/1/17                      $  1,248,918
  1,255,000     AAA/Aaa     South Dakota State Lease Revenue,
                             8.0%, 9/1/05                                    1,464,949
                                                                          ------------
                                                                          $  2,713,867
                                                                          ------------
                            Tennessee - 1.4%
  3,075,000     AA/NR       Chattanooga General Obligation,
                             5.25%, 9/1/17                                $  3,071,187
  1,000,000     AAA/Aaa     Metropolitan Government Nashville
                             & Davidson County Sports Authority,
                             5.75%, 7/1/17                                   1,036,230
  1,565,000     AAA/Aaa     Metropolitan Government Nashville
                             & Davidson County Water & Sewer
                             Authority, 6.0%, 1/1/07                         1,679,104
                                                                          ------------
                                                                          $  5,786,521
                                                                          ------------
                            Texas - 9.7%
  4,000,000     AAA/Aaa     Brazos River Authority Texas Revocable,
                             5.05%, 11/1/18                               $  3,796,160
    750,000     AAA/Aaa     Caroll Texas Independent School District,
                             6.75%, 8/15/21                                    885,173
    850,000     AAA/Aaa     Caroll Texas Independent School District,
                             6.75%, 8/15/22                                  1,005,491
  2,145,000     AAA/Aaa     Castleberry Independent School District
                             General Obligation, 5.7%, 8/15/21               2,173,636


18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Texas - (continued)
$ 2,310,000     AAA/Aaa     Clear Creek Independent School District
                             General Obligation, 0%, 2/1/10               $  1,333,240
  1,800,000     A/NR        Collin County Texas Housing Financial
                             Corporation, 5.125%, 6/1/18                     1,671,192
  1,305,000     NR/Aaa      Comal Independent School District General
                             Obligation, 7.0%, 2/1/07                        1,456,824
  1,720,000     AAA/Aaa     Grapevine-Colleyville Independent School
                             District, 0%, 8/15/12                             855,769
  2,050,000     NR/Aaa      Keller Independent School District General
                             Obligation, 0%, 8/15/10                         1,150,542
  2,000,000     NR/Aaa      Kingsbridge Utility Systems Revenue,
                             5.375%, 3/1/15                                  1,980,020
  1,250,000     AAA/Aaa     Lamar Texas Conservation Independent
                             School District, 4.75%, 2/15/20                 1,130,850
  1,100,000     AAA/Aaa     North Forest School, 6.0%, 8/15/11               1,184,501
  2,350,000     AAA/Aaa     Nueces River Authority Water Supply
                             Revenue, 5.5%, 3/1/27                           2,346,474
  3,875,000     AAA/Aaa     Pflugerville Texas General Obligation,
                             5.625%, 8/01/18                                 3,960,018
  1,000,000     AA/Aa2      Port Houston Authority General Obligation,
                             5.0%, 10/01/05                                  1,019,820
  1,595,000     AAA/Aaa     Port Lavaca Utility Systems Revenue,
                             5.75%, 2/15/22                                  1,626,612
  3,500,000     AAA/Aaa     San Antonio Texas Water Revenue,
                             5.6%, 5/15/21                                   3,536,295
  3,000,000     AAA/Aaa     Texas Public Finance Authority Building
                             Revenue, 0%, 2/1/07                             2,061,090
  5,500,000     AAA/Aaa     Texas Public Finance Authority Building
                             Revenue, 0%, 2/1/08                             3,566,254
  2,750,000     AAA/Aaa     Texas Public Finance Authority Building
                             Revenue, 0%, 2/1/10                             1,587,190
  1,000,000     AAA/Aaa     Texas Dallas-Fort Worth Regional Airport
                             Revenue, 5.5%, 11/1/04                          1,045,460
  1,500,000     AA/Aa2      Texas State General Obligation,
                             5.8%, 10/01/04                                  1,590,210
    250,000     AAA/Aaa     University of Texas Permanent University
                             Fund, 8.0%, 7/01/04+                              288,808
                                                                          ------------
                                                                          $ 41,251,629
                                                                          ------------
                            Utah - 2.9%
  2,500,000     AAA/Aaa     St. George Water Revenue, 5.85%, 6/1/20       $  2,565,100
    145,000     A/NR        Utah Housing Finance Agency Revenue,
                             5.95%, 7/1/11+                                    146,343


The accompanying notes are an integral part of these financial statements.    19

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                      (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Utah - (continued)
$ 1,410,000     AAA/Aaa     Utah State University Revenue,
                             5.0%, 12/01/09                               $  1,400,906
  1,630,000     AAA/Aaa     Utah State University Revenue,
                             4.7%, 12/01/12                                  1,525,550
  1,615,000     AAA/Aaa     Utah State University Revenue,
                             4.8%, 12/01/13                                  1,518,407
  3,480,000     AA/NR       Weber County Municipal Building
                             Authority Revenue, 5.75%, 12/15/19              3,517,687
    455,000     AAA/Aaa     White County General Obligation,
                             5.9%, 2/1/22                                      467,845
  1,250,000     NR/Aaa      White County Water Revenue,
                             5.85%, 2/1/26                                   1,279,875
                                                                          ------------
                                                                          $ 12,421,713
                                                                          ------------
                            Virginia - 5.8%
  1,000,000     NR/Aa1      Arlington County Industrial Development
                             Revenue, 5.45%, 7/1/27                       $  1,000,760
  2,100,000     AAA/AAA     Augusta County Virginia Industrial
                             Development Authority Hospital,
                             5.25%, 9/1/11                                   2,096,094
  2,000,000     AAA/Aaa     Chesapeake Bay Bridge & Tunnel
                             Commision Revenue, 5.5%, 7/01/25                2,047,540
  1,750,000     A+/A1       Chesapeake Water & Sewer System
                             Revenue, 6.5%, 7/1/12                           1,863,138
  3,685,000     A+/A1       Chesapeake Water & Sewer System
                             Revenue, 6.4%, 7/1/17                           3,907,721
  2,000,000     AAA/Aaa     Metro Expressway Authority,
                             5.25%, 7/15/17                                  1,999,940
  3,000,000     AAA/Aaa     Metro Expressway Authority,
                             5.25%, 7/15/22                                  2,968,290
  2,500,000     AA/Aa2      Norfolk Virginia Industrial Development
                             Revenue, 5.625%, 9/15/17                        2,536,550
  6,525,000     AAA/Aaa     South East Public Service Authority,
                             5.0%, 7/1/15                                    6,356,720
                                                                          ------------
                                                                          $ 24,776,753
                                                                          ------------
                            Washington - 3.4%
  2,820,000     AAA/Aaa     Clark County Public Utility District
                             #1 Water Revenue, 5.5%, 1/1/15               $  2,844,110
  1,655,000     AA+/AA1     King County General Obligation,
                             6.625%, 12/1/15                                 1,835,544
  1,000,000     NR/Aaa      King & Snohomish Counties, Washington
                             School District, 5.75%, 12/1/14                 1,037,370
  1,145,000     AAA/Aaa     Northshore Washington School District
                             General Obligation, 5.0%, 6/15/13               1,114,692


20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                            Washington - (continued)
$ 3,500,000     A+/Aaa      Snohomish County Public Utility District
                             Revenue, 6.8%, 1/1/20+                       $  4,065,880
  2,250,000     AAA/Aaa     Snohomish County School District
                             General Obligation, 5.7%, 12/1/11               2,379,352
  1,000,000     A/NR        Washington State General Obligation,
                             6.0%, 5/01/02                                   1,045,410
                                                                          ------------
                                                                          $ 14,322,358
                                                                          ------------
                            West Virginia - 1.0%
  3,000,000     AAA/Aaa     West Virginia State Building Commission,
                             5.375%, 7/1/21                               $  3,001,920
  1,000,000     A+/Aa1      West Virginia State Housing Development,
                             7.05%, 11/1/24                                  1,061,390
                                                                          ------------
                                                                          $  4,063,310
                                                                          ------------
                            Wisconsin - 0.9%
  1,430,000     AAA/Aaa     Adams-Friendship School District,
                             6.5%, 4/1/16                                 $  1,623,980
  1,000,000     AAA/Aaa     Southeast Wisconsin Professional
                             Baseball Park District Sales Tax Revenue,
                             5.5%, 12/15/15                                  1,027,300
  1,000,000     AA/Aa2      Wisconsin State General Obligation,
                             5.3%, 11/1/12                                   1,019,110
                                                                          ------------
                                                                          $  3,670,390
                                                                          ------------
                            Wyoming - 0.6%
  2,590,000     AA/NR       Wyoming Cheyenne General Obligation,
                             5.25%, 12/1/11                               $  2,622,919
                                                                          ------------
                TOTAL INVESTMENT IN TAX-EXEMPT OBLIGATIONS
                (Cost $411,938,168) (a)                                   $422,208,050
                                                                          ------------

  Shares

                TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.9%
  3,932,687     Provident Institutional Municipal Fund                    $  3,932,687
                                                                          ------------
                TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                (Cost $3,932,687)                                         $  3,932,687
                                                                          ------------
                TOTAL INVESTMENT IN SECURITIES - 100%                     $426,140,737
                                                                          ============
                (Cost $415,870,855) (b)


The accompanying notes are an integral part of these financial statements.    21

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                      (continued)
--------------------------------------------------------------------------------


* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
**  A portion of this bond is partially prerefunded.
NR  Not rated.
+   Escrowed to maturity in U.S. government securities.
+   A portion of this bond was called on July 1, 1999.



(a) The concentration of investments by type of obligation/market sector is as follows:

           General Obligation                                        23.4%
           Escrowed in U.S. Government Securities                    13.5
           Revenue Bonds:
              Education Revenue                                       7.5
              Water & Sewer Revenue                                  16.3
              Hospital Revenue                                        2.8
              Housing Revenue                                         8.5
              Pollution Control Revenue                               3.0
              Power Revenue                                           5.5
              Transportation Revenue                                  5.3
              Other                                                  14.2

(b) At June 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $415,870,855 was as follows:

          Aggregate gross unrealized gain for all investments in which
             there is an excess of value over tax cost                    $15,162,123
          Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                     (4,892,241)
                                                                          -----------
          Net unrealized gain                                             $10,269,882
                                                                          ===========

Purchase and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999 aggregated $52,045,533 and $66,522,728, respectively.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/99
--------------------------------------------------------------------------------


ASSETS:
   Investment in securities, at value (including temporary cash
      investment of $3,932,687) (cost $415,870,855)                       $426,140,737
   Receivables -
      Fund shares sold                                                         373,086
      Interest                                                               6,902,965
   Other                                                                         3,503
                                                                          ------------
         Total assets                                                     $433,420,291
                                                                          ------------


LIABILITIES:
   Payables -
      Fund shares repurchased                                             $    263,814
      Dividends                                                                449,243
   Due to affiliates                                                           359,801
   Accrued expenses                                                             54,545
                                                                          ------------
         Total liabilities                                                $  1,127,403
                                                                          ------------

NET ASSETS:
   Paid-in capital                                                        $420,598,127
   Distributions in excess of net investment income                            (15,578)
   Accumulated undistributed net realized gain on investments                1,440,457
   Net unrealized gain on investments                                       10,269,882
                                                                          ------------
         Total net assets                                                 $432,292,888
                                                                          ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $413,081,293/35,877,459 shares)                      $      11.51
                                                                          ============
   Class B (based on $14,157,667/1,238,023 shares)                        $      11.44
                                                                          ============
   Class C (based on $5,053,928/441,432 shares)                           $      11.45
                                                                          ============

MAXIMUM OFFERING PRICE:
   Class A                                                                $      12.05
                                                                          ============


The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/99


INVESTMENT INCOME:
   Interest                                                               $ 11,018,691
                                                                          ------------

EXPENSES:
   Management fees                                     $  1,004,458
   Transfer agent fees
      Class A                                               224,102
      Class B                                                 8,431
      Class C                                                 2,137
   Distribution fees
      Class A                                               493,900
      Class B                                                62,049
      Class C                                                22,324
   Administrative fees                                       60,706
   Custodian fees                                            29,460
   Registration fees                                         24,720
   Professional fees                                         42,972
   Printing                                                  15,193
   Fees and expenses of nonaffiliated trustees               14,817
   Miscellaneous                                              9,813
                                                            -------
      Total expenses                                                      $  2,015,082
      Less fees paid indirectly                                                (34,106)
                                                                          ------------
      Net expenses                                                        $  1,980,976
                                                                          ------------
         Net investment income                                            $  9,037,715
                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                       $    623,793
   Change in net unrealized gain on investments                            (17,262,876)
                                                                          ------------
      Net loss on investments                                             $(16,639,083)
                                                                          ------------
      Net decrease in net assets resulting from operations                $ (7,601,368)
                                                                          ============


24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/99 and the Year Ended 12/31/98

                                                                        Six Months Ended           Year Ended
FROM OPERATIONS:                                                             6/30/99                12/31/98
Net investment income                                                    $  9,037,715            $ 18,401,335
Net realized gain on investments                                              623,793              12,007,205
Change in net unrealized gain on investments                              (17,262,876)             (5,848,257)
                                                                         ------------            ------------
      Net increase (decrease) in net assets resulting
        from operations                                                  $ (7,601,368)           $ 24,560,283
                                                                         ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A ($0.26 and $0.55 per share, respectively)                     $ (8,789,476)           $(17,980,683)
   Class B ($0.21 and $0.46 per share, respectively)                         (221,333)               (289,800)
   Class C ($0.21 and $0.46 per share, respectively)                          (78,404)                (94,932)
Net realized gain
   Class A ($0.00 and $0.34 per share, respectively)                               --             (10,813,748)
   Class B ($0.00 and $0.34 per share, respectively)                               --                (287,687)
   Class C ($0.00 and $0.34 per share, respectively)                               --                 (86,889)
                                                                         ------------            ------------
      Total distributions to shareholders                                $ (9,089,213)           $(29,553,739)
                                                                         ------------            ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $ 76,617,790            $ 36,186,954
Reinvestment of distributions                                               6,448,713              21,872,591
Cost of shares repurchased                                                (41,525,353)            (66,710,982)
                                                                         ------------            ------------
   Net increase (decrease) in net assets resulting from
      fund share transactions                                            $ 41,541,150            $ (8,651,437)
                                                                         ------------            ------------
   Net increase (decrease) in net assets                                 $ 24,850,569            $(13,644,893)
NET ASSETS:
Beginning of period                                                       407,442,319             421,087,212
                                                                         ------------            ------------
End of period (including accumulated undistributed/
   (distributions in excess of) net investment income of
      $(15,578) and $35,920, respectively)                               $432,292,888            $407,442,319
                                                                         ============            ============

CLASS A                                          '99 Shares   '99 Amount         '98 Shares     '98 Amount
Shares sold                                       5,660,483  $ 65,435,468         2,187,317    $ 26,771,233
Reinvestment of distributions                       530,189     6,286,528         1,762,278      21,391,471
Less shares repurchased                          (3,043,661)  (36,068,230)       (5,221,565)    (63,854,984)
                                                 ----------  ------------        ----------    ------------
   Net increase (decrease)                        3,147,011  $ 35,653,766        (1,271,970)    (15,692,280)
                                                 ==========  ============        ==========    ============
CLASS B
Shares sold                                         476,637  $  5,579,979           520,467    $  6,346,574
Reinvestment of distributions                        11,826       139,070            34,208         411,417
Less shares repurchased                            (154,542)   (1,824,561)         (112,747)     (1,381,673)
                                                 ----------  ------------        ----------    ------------
   Net increase                                     333,921  $  3,894,488           441,928    $  5,376,318
                                                 ==========  ============        ==========    ============
CLASS C
Shares sold                                         478,604  $  5,602,343           252,146    $  3,069,147
Reinvestment of distributions                         1,963        23,115             5,781          69,703
Less shares repurchased                            (312,262)   (3,632,562)         (120,497)     (1,474,325)
                                                 ----------  ------------        ----------    ------------
   Net increase                                     168,305  $  1,992,896           137,430    $  1,664,525
                                                 ==========  ============        ==========    ============


The accompanying notes are an integral part of these financial statements.    25

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                        Six Months       Year        Year        Year         Year        Year
                                                          Ended          Ended       Ended       Ended        Ended       Ended
CLASS A                                                  6/30/99       12/31/98     12/31/97    12/31/96     12/31/95    12/31/94
Net asset value, beginning of period                    $  12.02       $  12.17     $  11.96    $  12.36     $ 11.24     $  12.68
                                                        --------       --------     --------    --------     -------     --------
Increase (decrease) from investment operations:
    Net investment income                               $   0.26       $   0.55     $   0.59    $   0.62     $  0.64     $   0.64
    Net realized and unrealized gain (loss) on
      investments                                          (0.51)          0.19         0.45       (0.21)       1.21        (1.44)
                                                        --------       --------     --------    --------     -------     --------
       Net increase (decrease) from investment
         operations                                     $  (0.25)      $   0.74     $   1.04    $   0.41     $  1.85     $  (0.80)
Distributions to shareholders:
    Net investment income                                  (0.26)         (0.55)       (0.59)      (0.62)      (0.64)       (0.64)
    Net realized gain                                         --          (0.34)       (0.24)      (0.19)      (0.09)          --
                                                        --------       --------     --------    --------     -------     --------
Net increase (decrease) in net asset value              $  (0.51)      $  (0.15)    $   0.21    $  (0.40)    $  1.12     $  (1.44)
                                                        --------       --------     --------    --------     -------     --------
Net asset value, end of period                          $  11.51       $  12.02     $  12.17    $  11.96     $ 12.36     $  11.24
                                                        ========       ========     ========    ========     =======     ========
Total return*                                              (2.16)%         6.20%        8.94%       3.57%      16.84%       (6.38)%
Ratio of net expenses to average net assets                 0.92%**+       0.93%+       0.93%+      0.92%+      0.91%+       0.91%
Ratio of net investment income to average net assets        4.29%**+       4.48%+       4.87%+      5.16%+      5.37%+       5.37%
Portfolio turnover rate                                       25%**          52%          22%         44%         35%          55%
Net assets, end of period  (in thousands)               $413,081       $393,390     $413,856    $441,733    $476,584     $452,661
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                            0.91%**        0.92%        0.91%       0.90%       0.89%          --
    Net investment income                                   4.30%**        4.49%        4.89%       5.18%       5.39%          --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                       Six Months        Year         Year       Year      4/28/95
                                                          Ended          Ended        Ended      Ended       to
CLASS B                                                  6/30/99        12/31/98     12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                     $ 11.93        $ 12.09      $11.88     $12.31     $11.81
                                                         -------        -------      ------     ------     ------
Increase (decrease) from investment operations:
   Net investment income                                 $  0.21        $  0.46      $ 0.50     $ 0.53     $ 0.35
   Net realized and unrealized gain
     (loss) on investments                               $ (0.49)          0.18        0.44      (0.22)      0.58
                                                         -------        -------      ------     ------     ------
      Net increase (decrease) from investment
        operations                                       $ (0.28)       $  0.64      $ 0.94     $ 0.31     $ 0.93
Distributions to shareholders:
   Net investment income                                   (0.21)         (0.46)      (0.49)     (0.53)     (0.34)
   In excess of net investment income                         --             --          --      (0.02)        --
   Net realized gain                                          --          (0.34)      (0.24)     (0.19)     (0.09)
                                                         -------        -------      ------     ------     ------
Net increase (decrease) in net asset value               $ (0.49)       $ (0.16)     $ 0.21     $(0.43)    $ 0.50
                                                         -------        -------      ------     ------     ------
Net asset value, end of period                           $ 11.44        $ 11.93      $12.09     $11.88     $12.31
                                                         =======        =======      ======     ======     ======
Total return*                                              (2.41)%         5.43%       8.16%      2.66%      7.94%
Ratio of net expenses to average net assets                 1.69%**+       1.64%+      1.68%+     1.67%+     1.72%**+
Ratio of net investment income to
   average net assets                                       3.52%**+       3.73%+      4.12%+     4.38%+     4.38%**+
Portfolio turnover rate                                       25%**          52%         22%        44%        35%
Net assets, end of period (in thousands)                 $14,158        $10,790      $5,588     $4,792     $2,069
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                             1.67%**        1.63%       1.66%      1.65%      1.65%**
   Net investment income                                    3.54%**        3.74%       4.14%      4.40%      4.45%**


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    27

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                       Six Months       Year         Year       1/31/96
                                                          Ended         Ended        Ended         to
CLASS C                                                  6/30/99       12/31/98     12/31/97    12/31/96
Net asset value, beginning of period                     $11.94         $12.11       $11.88      $12.32
                                                         ------         ------       ------      ------
Increase (decrease) from investment operations:
   Net investment income                                 $ 0.21         $ 0.46       $ 0.49      $ 0.49
   Net realized and unrealized gain (loss) on
     investments                                          (0.49)          0.17         0.47       (0.24)
                                                         ------         ------       ------      ------
      Net increase (decrease) from investment
        operations                                       $(0.28)        $ 0.63       $ 0.96      $ 0.25
Distributions to shareholders:
   Net investment income                                  (0.21)         (0.46)       (0.49)      (0.49)
   In excess of net investment income                        --             --           --       (0.01)
   Net realized gain                                         --          (0.34)       (0.24)      (0.19)
                                                         ------         ------       ------      ------
Net increase (decrease) in net asset value               $(0.49)        $(0.17)      $ 0.23      $(0.44)
                                                         ------         ------       ------      ------
Net asset value, end of period                           $11.45         $11.94       $12.11      $11.88
                                                         ======         ======       ======      ======
Total return*                                             (2.41)%         5.33%        8.32%       2.19%
Ratio of net expenses to average net assets                1.64%**+       1.63%+       1.70%+      1.71%**+
Ratio of net investment income to average net assets       3.51%**+       3.72%+       4.04%+      4.34%**+
Portfolio turnover rate                                      25%**          52%          22%         44%
Net assets, end of period (in thousands)                 $5,054         $3,262       $1,643      $  383
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                            1.59%**        1.60%        1.67%       1.69%**
   Net investment income                                   3.56%**        3.75%        4.07%       4.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


28    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/99
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

On March 31, 1999 (Closing Date), the Fund acquired the assets of the Pioneer Intermediate Tax-Free Fund in exchange solely for (i) the issuance of Class A, B, and C shares of beneficial interest of the Fund and (ii) the assumption by the Fund of the liabilities of the Pioneer Intermediate Tax-Free Fund. Following this transfer, the Pioneer Intermediate Tax-Free Fund was liquidated and dissolved and Class A, B, and C shares of the Fund were distributed to the former shareholders of the Pioneer Intermediate Tax-Free Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of the Pioneer Intermediate Tax-Free Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The net assets, net asset values per share and shares outstanding as of the Closing Date were:



                                                Intermediate
                                                  Tax-Free
                                                    Fund
                                            (Pre-reorganization)
                            ----------------------------------------------------
                                Class A           Class B            Class C
                            ----------------------------------------------------
Net Assets                    $54,324,957       $3,216,001          $961,794
Shares Outstanding              5,328,944          313,997            94,496
Net Asset Value Per Share           10.19            10.24             10.18

                                                  Tax-Free
                                                 Income Fund
                                            (Pre-reorganization)
                            ----------------------------------------------------
                                Class A           Class B           Class C
                            ----------------------------------------------------
Net Assets                   $384,347,190      $11,175,662        $4,352,569
Shares Outstanding             32,272,218          944,724           367,515
Net Asset Value Per Share           11.91            11.83             11.84

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/99                                (continued)
--------------------------------------------------------------------------------

                                                  Tax-Free
                                                 Income Fund
                                            (Post-reorganization)
                            ----------------------------------------------------
                                Class A           Class B           Class C
                            ----------------------------------------------------
Net Assets                   $438,672,147      $14,391,663        $5,314,363
Shares Outstanding             36,833,685        1,216,586           448,725
Net Asset Value Per Share           11.91            11.83             11.84

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $24,171 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 1999.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C share can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1999, $212,393 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $52,066 in transfer agent fees payable to PSC at June 30, 1999.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/99                                (continued)
--------------------------------------------------------------------------------


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $95,342 in distribution fees payable to PFD at June 30, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1999, CDSCs in the amount of $24,586 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $34,106 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 1999, the Fund had no borrowings under this agreement.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

T o t h e S h a r e o w n e r s a n d t h e B o a r d o f T r u s t e e s of P i o n e e r T a x - F r e e I n c o m e F u n d :

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax-Free Income Fund, as of June 30, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 6, 1999

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and
      President
David D. Tripple, Executive Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                                         Income Funds
United States                                        Taxable
Pioneer Capital Growth Fund                          Pioneer America Income Trust
Pioneer Growth Shares                                Pioneer Bond Fund
Pioneer Cash Reserves Fund                           Pioneer Short-Term Income Trust
Pioneer Micro-Cap Fund                               Pioneer Strategic Income Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund                           Tax-Free
                                                     Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund                        Money Market Fund
Pioneer Europe Fund                                  Pioneer Cash Reserves Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------


Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applica-ble information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                              1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                           1-800-225-4321

Retirement plans information                                   1-800-622-0176

Telecommunications Device for the Deaf (TDD)                   1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                              1-800-225-4240

Our Internet e-mail address                              ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                      www.pioneerfunds.com



This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer Logo]

Pioneer Investment Management, Inc.    089-6836
60 State Street                        (c) Pioneer Funds Distributor, Inc.
Boston, Massachusetts  02109           (Recycle logo) Printed on Recycled Paper
www.pioneerfunds.com